Provident New York Bancorp

STERLING BANCORP
STERLING NATIONAL BANK

A "Sterling" Combination
KBW NY/NJ Bank Tour – Investor Presentation

June 2013

Forward Looking Statements

The information presented herein contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Provident New York Bancorp and Sterling Bancorp's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Provident and Sterling, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

In addition to factors previously disclosed in Provident's and Sterling's reports filed with the Securities and Exchange Commission, the following factors, among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Provident and Sterling shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the Provident and Sterling businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; changes in Provident's stock price before closing, including as a result of the financial performance of Sterling prior to closing; the reaction to the transaction of the companies' customers, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Overview of the Merger

Consideration	■ Fixed exchange ratio of 1.2625 Provident shares for each Sterling share ■ 100% stock
Pro Forma Ownership	■ 53% Provident / 47% Sterling
Accounting Acquirer	■ Provident New York Bancorp
Bank Merger	■ Sterling National Bank to merge into Provident Bank ■ Provident Bank to convert to a national bank charter
Name and Executive Offices	■ Holding company and bank to reflect Sterling brand ■ Executive offices in New York City and Rockland County
Management Composition	■ Provident CEO Jack Kopnisky to be CEO and President; other positions combined from senior management of both organizations
Board Composition	■ Sterling Chairman & CEO Louis J. Cappelli to be Chairman of the Board ■ 7 Provident Directors / 6 Sterling Directors
Required Approvals	■ Approval of Provident and Sterling shareholders and customary regulatory approvals ■ S-4 / preliminary joint proxy statement filed on June 4, 2013
Targeted Closing	■ In-line with initial announcement; expected closing date in Q4 2013 (calendar)

Strategic Benefits of the Merger

- Creates a premier banking franchise in the greater New York metropolitan area serving small-to-middle market businesses and consumers
- Top 10 market position among in-market regional banks
- Expands opportunities for profitable growth due to increased size, asset base, branch network and regional footprint
- Compatible culture – strategic focus, target markets and client service
- Diversifies loan portfolio and enhances loan origination capabilities
- Leverages commercial product expertise and relationship-based team distribution strategy
- Potential revenue synergies in multiple, non-overlapping lines of business
- Increases and diversifies fee-based revenue
- Significant cross-sell opportunities
- Superior deposit mix and funding cost
- Strong liquidity profile and capital levels
- Significant potential increase in profitability and value creation opportunity for stockholders
- Strong, capable management teams with successful merger integration track records

Both Companies Have Significant Momentum

Provident Highlights

2011:

- Jack Kopnisky joins as CEO
- Begin transformation from NY thrift to a diversified commercial bank
- Expense reduction initiatives – eliminated $10 mm in expenses and reinvested $5 million to execute commercial team strategy

2012:

- Expansion into NYC market through acquisition of Gotham Bank
- Asset growth of 28%; net loan growth of 24%
- Net income growth of 69% vs. 2011

2013 YTD:

- Loan growth of 22% (1)
- Deposit growth of 28% (1)
- Positive trends in asset quality
- ROAA 0.70%; ROATCE 8.2% (2)

Sterling Highlights

2011:

- Raised over $100 million in capital to support growth through two offerings over 12 months
- Build-up of new mortgage warehouse financing business
- Tripled net income available to common shareholders to $15.5 mm vs. $4.4 mm in 2010

2012:

- Acquisition of Universal Mortgage provides a platform to expand into growing Brooklyn market
- Record levels of loans and deposits
- 29% growth of net income available to common shareholders over 2011

2013 YTD:

- Loan growth of 19% (1)
- Net interest margin of 4.02% (2)
- ALLL to Nonaccrual Loans of 431% (2)
- ROAA 0.78%; ROATCE 10.3% (2)

(1) Represents year over year growth as of 3/31/2013. Deposit growth rate for Provident excludes municipal deposits.
(2) Represents performance for the quarter ended 3/31/2013.

Anticipated Positive Financial Impact of the Merger

($ in millions)	Provident	Sterling	Provident/Sterling Pro forma (1)
Significant increase in scale:			
Total Assets	$3,710	$2,772	$6,482
Total Loans (including LHFS)	2,206	1,756	3,962
Total Deposits	2,800	2,281	5,081
Diversification of earnings streams and improved profitability:			
Total Revenue (1)	$127.4	$135.7	$263.1
Non-interest Income as a % of Total Revenue	17.6%	29.5%	23.7%
Net Income (2)	$22.0	$20.7	$42.7
Opportunity to create a high performing regional bank:			**Target Ratio**
ROAA	0.70%	0.78%	>1.00% (3)
ROATCE	8.2	10.3	>12.0% (3)
Efficiency Ratio	64.6	70.0	~55.0% (3)

Source: Company filings. Data as of and for the quarter ended 3/31/2013.
(1) Calculated as net interest income plus non-interest income adjusted to exclude securities gains and OTTI. Data for the twelve months ended 3/31/2013.
(2) Data for the twelve months ended 3/31/2013. Provident/Sterling pro forma data excludes impact of potential cost savings and revenue enhancements.
(3) ROAA, ROATCE and Efficiency Ratio data represents long-term targets for the combined company.

Strategic Extension of Deposit Footprint

- Significant increase in scale – top 10 combined ranking by total deposits among regional banks within the combined entity's footprint



Provident New York Bancorp
Sterling Bancorp
NY
NJ

($ in millions)

Rank	Bank	Branches	Pro forma deposits	Market share
1	M&T Bank	180	$27,740	2.4%
2	New York Community Bancorp	49	19,245	1.7
3	Signature Bank	28	12,955	1.1
4	Astoria Financial	85	10,929	1.0
5	Valley National	215	10,857	1.0
6	Apple Financial (1)	80	10,602	0.9
7	Investors Bancorp	103	8,818	0.8
8	Emigrant (1)	6	5,934	0.5
9	Provident Financial Services	79	5,178	0.5
10	Provident / Sterling pro forma	46	5,172	0.5
11	First Republic Bank	6	3,986	0.4
12	Ridgewood Savings Bank	37	3,966	0.3
13	SNBNY Holdings	1	3,628	0.3
14	Flushing Financial	20	3,154	0.3
15	Popular	40	2,962	0.3
16	Provident New York Bancorp (2)	33	2,904	0.3
17	Lakeland Bancorp	52	2,573	0.2
18	People's United	96	2,515	0.2
19	Columbia Bank	36	2,476	0.2
20	Dime Community Bancshares	26	2,467	0.2
21	Hudson Valley	30	2,374	0.2
22	Workers United	21	2,281	0.2
23	Sterling Bancorp (2)	13	2,268	0.2

Source: SNL Financial, FDIC Summary of Deposits as of 6/30/12.

Note: Footprint is defined as MSAs where Sterling or Provident have a branch presence; includes New York, Poughkeepsie and Kingston, NY MSAs.

(1) Data shown pro forma per the deposit acquisition/divestiture transaction announced in July 2012.

(2) GAAP data as of 12/31/12 for Sterling and Provident. All other deposit data is as of 6/30/12 from the FDIC Summary of Deposits.

Attractive Small-to-Middle Market Business Footprint



Ulster
Dutchess
Sullivan
Orange
Putnam
Westchester
Rockland
Passaic
Bergen
Bronx
Suffolk
Queens
Nassau
Essex
Hudson
New York
Kings
Provident New York Bancorp
Sterling Bancorp

- Significant opportunity to build combined small-to-middle market and consumer client bases in New York metro area
- All businesses by county
  - Very High (64,617 – 165,288)
  - 36,687 – 52,093
  - 21,628 – 34,661
  - 9,586 – 16,807
  - Very Low (325 – 8,045)

Source: Oxxford Information Technology

Broad Array of Client Solutions

Complementary Lines of Business

Lending

- Commercial Lending
- Commercial & Residential Real Estate Lending
- ABL / Accounts Receivable Mgmt
- Equipment Finance
- Payroll Finance
- Warehouse Lending

Fee-Based

- Depository & Cash Management
- Wealth Management
- Payroll Finance
- Factoring & Trade Finance
- Mortgage Banking
- Title Insurance

Total Revenue

($ in millions)



$300
$250
$200
$150
$100
$50
–
$127
$136
$263
PBNY
STL
Total

Total Revenue: $263mm

Diversified Revenue Streams



Non-interest Income Composition
Non-interest income 24%
(1)
Net interest income 76%
11%
6%
3%
27%
25%
28%
Customer Fees and Other Income
Life Insurance Policies
Trade Finance
Deposit Service Charges
Mortgage Banking
AR Mgmt and Factoring Commissions

Note: Financial data for the twelve months ended 3/31/2013.
(1) Non-interest income adjusted to exclude securities gains and OTTI.

Pro Forma Deposit and Loan Composition

Diversified Loan Portfolio Positioned for Growth

Provident



Consumer 26%
C&I 17%
ADC 5%
CRE 52%

Total: $2.2bn
Yield: 4.93%

Sterling



Other 10%
Consumer 11%
ADC 1%
CRE 9%
C&I 69%

Total: $1.7bn
Yield: 5.37%

Pro Forma Combined



Other 4%
Consumer 19%
C&I 40%
ADC 3%
CRE 34%

Pro forma: $3.9bn
Yield: 5.12%

Strong Core Deposit Funding



Total time 12%
Transaction 38%
Money market 30%
Savings 20%

Total: $2.8bn
Cost: 0.22%(1)



Total time 26%
Transaction 49%
Money market 24%
Savings 1%

Total: $2.3bn
Cost: 0.29%(1)



Total time 19%
Transaction 43%
Money market 27%
Savings 11%

Pro forma: $5.1bn
Cost: 0.25%(1)

Source: Company filings and SNL Financial.
Note: Financial data as of 3/31/2013. Yield and cost data shown for the three months ended 3/31/2013. Pro forma yield and cost data calculated as a weighted average.
(1) Balances are quarterly averages. Cost of deposits is calculated as interest expense on deposits divided by total deposits.

Well Positioned for a Rising Rate Environment

- The table below presents the impact of a parallel and instantaneous shift/increase in interest rates of 0, 100, and 200 basis points
- Both institutions are asset sensitive; the combined company will be well positioned for a potential rising rate environment

Estimated Change in Net Interest Income (NII)

($ in millions)

	Impact over a 12-month period					
	Provident			Sterling		
Change in Interest Rates:	Estimated NII	Amount	Percent	Estimated NII	Amount	Percent
UP 200	$117.2	$6.5	5.9%	$121.7	$5.9	5.2%
UP 100	$114.1	$3.4	3.1%	$118.3	$2.5	2.2%
No Change	$110.7	$0	0%	$115.8	$0	0%

Source: Company data as of 3/31/2013. Please refer to Provident's and Sterling's Form 10-Q as of 3/31/2013 for additional information on Quantitative and Qualitative Disclosures on Market Risk.

Note: The analysis above does not represent a Provident or Sterling forecast and should not be relied upon as being indicative of expected operating results. These hypothetical estimates are based on numerous assumptions including but not limited to the nature and timing of interest rate levels, prepayments on loans and securities, deposit decay rates, pricing decisions and composition of interest rate sensitive assets and liabilities.

Opportunity for Balance Sheet Optimization

Pro Forma Combined Earning Assets Composition


Cash + Securities 35%
Loans 65%

Long-term Target Earning Assets Composition


Cash + Securities 25%
Loans 75%

As of 3/31/2013	Pro Forma Combined (1)
Total Loans	$3,962 million
Loans / Deposits	78.0%
Yield on Loans	5.12%
Yield on Securities	2.54%
Yield on Earning Assets	4.17%

Target Composition	Pro Forma Combined (2)
Total Loans	$4,599 million
Loans / Deposits	90.5%
Yield on Loans	5.12%
Yield on Securities	2.54%
Yield on Earning Assets	4.43%

(1) Pro forma combined figures represent the weighted average of Provident and Sterling financial data for the quarter ended 3/31/2013 and exclude purchase accounting adjustments. Total Loans represent aggregate combined loans as of 3/31/2013.
(2) Represents the estimated impact of rebalancing of earning assets to target levels assuming yield on loans and securities remain constant at the same levels as for the quarter ended 3/31/2013.

Update on Cost Savings Opportunity

- Announced cost savings targets and phase-in timeline remain unchanged
- Disciplined integration focus
  - Comprehensive integration teams in place across revenue and support units
  - Well-defined scope and objectives for each team
- Objective of "hitting the ground running" on Day 1 post close

Estimated Cost Savings	Approximate Amount (millions)
Compensation and Benefits	$19.7
Pension and Post Retirement Benefits	4.5
Occupancy and Equipment	5.0
Technology and Communications	1.0
Professional Fees	2.0
Marketing	1.0
Other	1.0
Total Estimated Cost Savings	**$34.2**

Summary Highlights

- Merger process and timeline remains on track
  - Anticipated closing date in Q4 2013 (calendar)
- Both companies have strong positive momentum
  - Continued growth in loans and deposits
  - Improving profitability, asset quality and operating metrics
- Cost savings and integration planning are in-line with previously announced targets
  - $34mm in cost savings to be phased-in over two-year period post close
  - Senior management team identified
- Potential revenue enhancement opportunities are exceeding initial expectations
  - Several opportunities identified across commercial and consumer business lines
- **Execution is the key**

Additional Information for Stockholders

In connection with the proposed merger, Provident has filed with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 that includes a joint preliminary proxy statement of Provident and Sterling and a preliminary prospectus of Provident, as well as other relevant documents concerning the proposed transaction. Provident and Sterling will mail the definitive joint proxy statement/prospectus to their stockholders. **STOCKHOLDERS OF PROVIDENT AND STERLING ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.** Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other filings containing information about Provident and Sterling at the SEC's website at www.sec.gov. The joint proxy statement/prospectus and the other filings may also be obtained free of charge at Provident's website at www.providentbanking.com under the tab "Investor Relations," and then under the heading "SEC Filings" or at Sterling's website at www.snb.com under the tab "Investor Relations," and then under the heading "SEC Filings."

Provident, Sterling and certain of their respective directors and executive officers, under the SEC's rules, may be deemed to be participants in the solicitation of proxies of Provident's and Sterling's stockholders in connection with the proposed merger. Information about the directors and executive officers of Provident and their ownership of Provident common stock is set forth in the proxy statement for Provident's 2013 annual meeting of stockholders, as filed with the SEC on Schedule 14A on January 10, 2013. Information about the directors and executive officers of Sterling and their ownership of Sterling common stock is set forth in the proxy statement for Sterling's 2012 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on April 3, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.